                                   VAN KAMPEN
                                 HIGH YIELD FUND

                                  ANNUAL REPORT
                                 MARCH 31, 2001

                                    [GRAPHIC]
                             [MAN WALKING WITH BULL]


                                   VAN KAMPEN
                                   INVESTMENTS

                    TABLE OF CONTENTS


                             OVERVIEW
               LETTER TO SHAREHOLDERS     1
                    ECONOMIC SNAPSHOT     2

                  PERFORMANCE SUMMARY
                    RETURN HIGHLIGHTS     4
       GROWTH OF A $10,000 INVESTMENT     6

                PORTFOLIO AT A GLANCE
                       CREDIT QUALITY     7
        TWELVE-MONTH DIVIDEND HISTORY     7

                     TOP FIVE SECTORS     7
      Q&A WITH YOUR PORTFOLIO MANAGER     8
                    GLOSSARY OF TERMS    12

                       BY THE NUMBERS
              YOUR FUND'S INVESTMENTS    13
                 FINANCIAL STATEMENTS    24

        NOTES TO FINANCIAL STATEMENTS    30
       REPORT OF INDEPENDENT AUDITORS    38

               VAN KAMPEN INVESTMENTS
       THE VAN KAMPEN FAMILY OF FUNDS    39
FUND OFFICERS AND IMPORTANT ADDRESSES    40

 [sidenote]
 WITH CHANGE,
 COMES OPPORTUNITY.
 PORTFOLIO MANAGERS
 WHO SEIZE TODAY'S
 OPPORTUNITIES WILL
 MOST LIKELY
 PERFORM WELL.


 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

NOT FDIC INSURED.            MAY LOSE VALUE.          NO BANK GUARANTEE.

LETTER TO SHAREHOLDERS
APRIL 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

OVERVIEW

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT

CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1998--DECEMBER 31, 2000)

[CHART]

Dec 98   5.9%
Mar 99   3.5%
Jun 99   2.5%
Sep 99   5.7%
Dec 99   8.3%
Mar 00   4.8%
Jun 00   5.6%
Sep 00   2.2%
Dec 00   1.0%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(MARCH 31, 1999--MARCH 31, 2001)

[CHART]

                               Interest Rates  Inflation
         Mar-99                     4.750        1.80
         Apr-99                     4.750        2.30
         May-99                     4.750        2.10
         Jun-99                     5.000        2.00
         Jul-99                     5.000        2.10
         Aug-99                     5.250        2.30
         Sep-99                     5.250        2.60
         Oct-99                     5.250        2.60
         Nov-99                     5.500        2.60
         Dec-99                     5.500        2.70
         Jan-00                     5.500        2.70
         Feb-00                     5.750        3.20
         Mar-00                     6.000        3.80
         Apr-00                     6.000        3.10
         May-00                     6.500        3.20
         Jun-00                     6.500        3.70
         Jul-00                     6.500        3.70
         Aug-00                     6.500        3.40
         Sep-00                     6.500        3.50
         Oct-00                     6.500        3.40
         Nov-00                     6.500        3.40
         Dec-00                     6.500        3.40
         Jan-01                     5.500        3.70
         Feb-01                     5.500        3.50
         Mar-01                     5.000        2.90

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                      PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF MARCH 31, 2001)

                                                A SHARES     B SHARES    C SHARES
-----------------------------------------------------------------------------------
One-year total return based on NAV(1)              -5.64%       -6.39%      -6.40%
-----------------------------------------------------------------------------------
One-year total return(2)                          -10.09%       -9.79%      -7.25%
-----------------------------------------------------------------------------------
Five-year average annual total return(2)            2.84%        2.85%       3.05%
-----------------------------------------------------------------------------------
Ten-year average annual total return(2)             8.02%         N/A         N/A
-----------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         6.57%        4.91%(3)    4.29%
-----------------------------------------------------------------------------------
Commencement date                                06/27/86     05/17/93    08/13/93
-----------------------------------------------------------------------------------
Distribution rate(4)                               11.14%       10.67%      10.68%
-----------------------------------------------------------------------------------
SEC Yield(5)                                       12.07%       11.93%      11.93%
-----------------------------------------------------------------------------------

      N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") FOR CLASS B AND C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE RULE 12b-1 FEES OF UP TO .25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND C SHARES AND RULE 12b-1 FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE RULE 12b-1 FEE FOR CLASS A SHARES IS UP TO .25% AND FOR CLASS B AND C SHARES IS 1%.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SIX YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(4) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(5) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDED MARCH 31, 2001. HAD CERTAIN EXPENSES OF THE FUND NOT BEEN ASSUMED BY VAN KAMPEN, THE SEC YIELD WOULD HAVE BEEN 11.97%, 11.83%, AND 11.83% FOR CLASSES A, B AND C, RESPECTIVELY, AND THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

GROWTH OF A $10,000 INVESTMENT
(MARCH 31, 1991--MARCH 31, 2001)

[CHART]

                                              CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX
                                                 REFLECTS THE GENERAL PERFORMANCE OF A
                                 Van Kampen     WIDE RANGE OF SELECTED BONDS WITHIN THE
                                 High Yield*       PUBLIC HIGH YIELD DEBT MARKET,+
          3/91                     $9,524                     $10,000
          6/91                    $10,103                     $10,741
          9/91                    $10,772                     $11,563
          12/91                   $11,175                     $12,129
          3/92                    $11,971                     $13,122
          6/92                    $12,411                     $13,445
          9/92                    $12,955                     $13,930
          12/92                   $13,076                     $14,150
          3/93                    $14,057                     $15,137
          6/93                    $14,656                     $15,725
          9/93                    $14,841                     $16,115
          12/93                   $15,394                     $16,826
          3/94                    $15,274                     $16,647
          6/94                    $15,084                     $16,407
          9/94                    $14,951                     $16,669
          12/94                   $14,879                     $16,662
          3/95                    $15,547                     $17,446
          6/95                    $16,366                     $18,457
          9/95                    $16,910                     $19,012
          12/95                   $17,487                     $19,559
          3/96                    $17,898                     $19,982
          6/96                    $18,209                     $20,297
          9/96                    $18,976                     $21,059
          12/96                   $19,669                     $21,988
          3/97                    $19,904                     $22,312
          6/97                    $20,686                     $23,275
          9/97                    $21,484                     $24,370
          12/97                   $21,827                     $24,764
          3/98                    $22,556                     $25,508
          6/98                    $22,622                     $25,831
          9/98                    $20,731                     $24,243
          12/98                   $21,510                     $24,908
          3/99                    $22,140                     $25,318
          6/99                    $22,210                     $25,610
          9/99                    $22,109                     $25,200
          12/99                   $22,862                     $25,725
          3/00                    $22,914                     $25,394
          6/00                    $22,839                     $25,509
          9/00                    $22,640                     $25,683
          12/00                   $20,844                     $24,384
          3/01                    $21,621                     $25,586

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE 4.75% FOR CLASS A SHARES) AND AN ANNUAL 12b-1 FEE OF UP TO 0.25 PERCENT. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

* HYPO-REGISTERED TRADEMARK- PROVIDED BY TOWERS DATA, BETHESDA, MD

+ CREDIT SUISSE FIRST BOSTON

                              PORTFOLIO AT A GLANCE

CREDIT QUALITY
(AS A PERCENTAGE OF LONG-TERM DEBT INVESTMENTS)
AS OF MARCH 31, 2001

[CHART]

/ / A/A .................  0.7%
/ / BBB/Baa .............  1.7%
/ / BB/Ba ............... 14.2%
/ / B/B ................. 70.2%
/ / CCC/Caa .............  8.9%
/ / CC/Ca ...............  1.2%
/ / C/C .................  0.4%
/ / Non-Rated ...........  2.7%

[CHART]

AS OF MARCH 31, 2000

/ / A/A .................  0.2%
/ / BBB/Baa .............  0.3%
/ / BB/Ba ............... 13.2%
/ / B/B ................. 74.0%
/ / CCC/Caa .............  4.6%
/ / CC/Ca ...............  0.7%
/ / C/C .................  0.3%
/ / Non-Rated ...........  6.7%

BASED UPON THE CREDIT QUALITY RATINGS AS ISSUED BY STANDARD & POOR'S CREDIT MARKET SERVICES/MOODY'S INVESTOR SERVICES, RESPECTIVELY. SUBJECT TO CHANGE DAILY.

TWELVE-MONTH DIVIDEND HISTORY
(FOR THE PERIOD ENDED MARCH 31, 2001)

[CHART]

  4/00   $.0700
  5/00   $.0700
  6/00   $.0700
  7/00   $.0700
  8/00   $.0700
  9/00   $.0700
 10/00   $.0700
 11/00   $.0700
 12/00   $.0700
  1/01   $.0700
  2/01   $.0700
  3/01   $.0700

THE DIVIDEND HISTORY REPRESENTS DIVIDENDS THAT WERE PAID ON THE FUND'S CLASS A SHARES AND IS NO GUARANTEE OF THE FUND'S FUTURE DIVIDENDS.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

[CHART]

                                                      March 31, 2001          March 31, 2000
Telecommunications                                              27.6%                   26.8%
Foreign Bonds                                                   20.2%                   22.1%
Printing, Publishing & Broadcasting                             10.0%                   10.2%
Beverage, Food & Tobacco                                         4.6%                    4.6%
Hotel, Motel, Inns & Gaming                                      4.5%                    2.5%


* SUBJECT TO CHANGE DAILY.

                                                     [PHOTO OF ROBERT J. HICKEY]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN HIGH YIELD FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST TWELVE MONTHS. ROBERT J. HICKEY, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE MAY 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2001.


Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A    It was a difficult and highly volatile period for corporate bond investors.
While market conditions were moderately weak in the second quarter of 2000 and fairly quiet in the third quarter, they deteriorated sharply in the fourth quarter of the year. Coming into 2001, the market gained strength in January, stabilized in February, and then fell off again in March. Overall, it was a challenging time in which to navigate in these unpredictable financial markets.

     During the fourth quarter of 2000, market participants reacted negatively to a rapidly slowing U.S. economy and a rising default rate among bond issuers. By the end of the calendar year, gross domestic product (GDP) growth dipped below two percent and bond default rates climbed to almost eight percent. Concerns that sluggish economic growth would erode corporate earnings--and make it that much more difficult for firms to service their debt--made investors reluctant to commit money to the high-yield bond market. In addition, banks tightened their credit standards, making it more difficult for some corporations to finance their operations through the high-yield debt market.

     At the same time, new bond issuance sank to lower levels as corporations sought alternative means of financing or put plans on hold. With lower demand and less liquidity in the market, bond prices came under increasing pressure and steadily declined during the last few months of 2000. Because investors perceived a greater risk in the markets, we began to see higher yields and wider yield spreads (the difference in yield between higher-risk corporate bonds and lower-risk Treasury bonds). By the end of November 2000, these spreads had reached record-high levels.

     Investor sentiment began to turn the corner in mid-December, sparked by the growing belief that the Federal Reserve Board (the Fed) would try to stimulate the slowing economy with a cut in short-term interest rates. These expectations, combined with the relative cheapness of high-yield debt securities, helped bring more money into the market and spur a rally that lasted from January 2001 through mid-February.

     In January 2001, the Fed moved aggressively to stimulate economic growth, lowering short-term interest rates by a full percentage point. In the past, such cuts have been good for the high-yield market, and investors believed there were more cuts yet to come. As economic data continued to show weakness and the stock market faltered, the Fed cut rates by another half percentage point in late March. Unfortunately, bad news on the corporate earnings front continued to be a drag on the market through the end of the reporting period.

     Under these challenging circumstances, the fund produced a total return of -5.64 percent for the twelve months ended March 31, 2001 (Class A shares at net asset value, including 12b-1 fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent;if the maximum sales charge were included, the return would be lower). PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. BY COMPARISON, THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX POSTED A TOTAL RETURN OF 0.76 PERCENT FOR THE SAME PERIOD. THE RETURNS OF THIS BROAD-BASED, UNMANAGED INDEX, WHICH REFLECTS THE GENERAL PERFORMANCE OF A WIDE RANGE OF SELECTED BONDS WITHIN THE PUBLIC HIGH-YIELD DEBT MARKET, DO NOT REFLECT ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q    WHAT SPECIFIC STRATEGIES DID YOU EMPLOY IN MANAGING THE PORTFOLIO?

A    Considering the adverse market conditions we encountered during much of the last twelve months, we believed it was wise to keep the fund broadly diversified. As of March 2001, the fund held more than 200 individual bond issues, ranging across a broad spectrum of industries.

     From a credit quality perspective, we maintained securities rated BB by Standard & Poor's Rating Group, or those with a similar rating from a nationally recognized rating agency. Consistent with this orientation, roughly 14.2 percent of the fund's long-term debt securities were allocated to securities with a BB rating (as of March 31, 2001), including a number of issues within the health care sector, such as those from Advance PCS, Omnicare, and Tenet. We believe these securities, based on their attractive value at lower prices, have helped us build a portfolio with a promising mix of risk and return.

     We also maintained a significant position in the single-B rating category, where we believe our credit analysis skills can benefit us to the greatest extent, especially in an environment with a relatively high forecasted rate of bond defaults. While these securities carry a higher degree of risk, they also have the potential to provide the fund with an enhanced level of current income.

     Earlier in the reporting period, we had been somewhat more aggressive with regard to our investments in emerging markets securities. This sector performed well earlier in the fiscal year, as issues from Mexico, Venezuela and Russia rode the wave of rising oil prices, but we believe this market sector's momentum is at risk as the U.S. economy continues to slow. Consequently, we began selling emerging markets securities selectively in the fourth quarter of 2000 and continued this track in the first quarter of 2001. We have reduced the fund's exposure in this sector to just 18.2 percent of net assets as of March 31, 2001.

     With regard to industry sectors, the fund's holdings in telecommunications and steel production were among those that lagged the indexes, but the fund's positions in gaming, utilities and energy helped to boost the portfolio's performance.

Q WHAT WERE SOME OF THE CHALLENGES YOU FACED IN MANAGING THE PORTFOLIO UNDER THESE CIRCUMSTANCES?

A    Credit concerns and a lack of liquidity in the high-yield market made it especially challenging to be invested in this asset category. Persistently weak performance by the nation's economy has undercut the market's confidence in corporate earnings, making investors wary of committing their assets to the debt obligations of highly leveraged companies.

     Certain industry sectors, such as telecommunications, have been under a great deal of pressure to show improved performance. Many telecom providers invested huge sums of money--much of it financed by bond issuance in the high yield market--in building a network with enormous capacity. Unfortunately, demand has not yet caught up with capacity, keeping prices low and competition for customers at a fever pitch.

     Another challenge was the rising rate of defaults in the high-yield market--which is forecast to go as high as 9.5 percent in 2001. Fortunately, the fund had a lower percentage of defaults than the market as a whole, which reflects well on our credit research efforts. While more default activity is expected, it seems much of the market is already priced to account for this higher rate of defaults. We believe this may bode well for the relative value of the lower-rated securities we favor for this particular portfolio.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND IN THE MONTHS AHEAD?

A    Clearly, the economic slowdown was expected to affect the market; the question now is how long will the slowdown last. The economy's growth rate will be the key to the market's behavior through the end of the year. We anticipate that it will take another two or three quarters for economic activity to pick up sufficiently to justify a sustained rally in the bond market.

     We believe it is likely the Federal Reserve will continue to ease interest rates in the very near future, and some form of legislative tax relief is possible. These factors should help keep the economy from sliding into a recession--or, at the very least, help ward off a deep recessionary period, which would certainly hit the high-yield market hard.

     With yield spreads wide and prices relatively cheap compared to historical levels, continued improvement in the economic picture would likely have a positive impact on the market's performance. It is our opinion that the high-yield bond market should be in a good position for improved performance in 2001.

     We expect to maintain some of the more defensive aspects of the portfolio, such as broad diversification, an emphasis on highly liquid issuers, and a continued reliance on diligent credit research. In addition, we anticipate that our focus on BB rated securities will be a more prudent choice under current market conditions, as this higher-rated category has been responding more favorably than lower-tier credits.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                      BY THE NUMBERS


YOUR FUND'S INVESTMENTS
MARCH 31, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENT AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                   MARKET
(000)       DESCRIPTION                                            COUPON    MATURITY    VALUE
            DOMESTIC CORPORATE BONDS 69.1%
            AEROSPACE & DEFENSE  1.2%
$    1,720  Compass Aerospace Corp., Ser B ..........              10.125%   04/15/05  $    378,400
     3,905  Dyncorp (a) .............................               9.500    03/01/07     3,494,975
                                                                                       ------------
                                                                                          3,873,375
                                                                                       ------------
            AUTOMOBILE  1.7%
     5,435  Aetna Industries, Inc. (a) ..............              11.875    10/01/06     2,038,125
     1,125  Cambridge Industries, Inc.,
            Ser B (b) (c) ...........................              10.250    07/15/07       258,750
     2,000  Eagle-Picher Industries, Inc. ...........               9.375    03/01/08     1,280,000
     1,100  Oxford Automotive, Inc., Ser D ..........              10.125    06/15/07       693,000
     4,686  Talon Automotive Group, Inc.,
            Ser B (a) (c) ...........................               9.625    05/01/08       374,880
       855  Venture Holdings, Inc. ..................              12.000    06/01/09       277,875
       770  Venture Holdings, Inc., Ser B ...........               9.500    07/01/05       423,500
                                                                                       ------------
                                                                                          5,346,130
                                                                                       ------------
            BEVERAGE, FOOD & TOBACCO  3.6%
     1,550  Agrilink Food, Inc. (a) .................              11.875    11/01/08     1,294,250
     1,820  Chiquita Brands International, Inc. (c) .              10.000    06/15/09       878,150
     3,900  Fleming Cos., Inc., Ser B (a) ...........              10.500    12/01/04     3,968,250
       500  Jitney Jungle Stores America,
            Inc. (b) (c) (d) ........................              12.000    03/01/06         6,250
     1,100  Luiginos, Inc. ..........................              10.000    02/01/06       940,500
       639  National Wine & Spirits, Inc. ...........              10.125    01/15/09       639,000
     3,500  Pantry, Inc. ............................              10.250    10/15/07     3,456,250
                                                                                       ------------
                                                                                         11,182,650
                                                                                       ------------
            BUILDINGS & REAL ESTATE  2.4%
       900  American Plumbing & Mechanical ..........              11.625    10/15/08       909,000
       900  Building One Services Corp. .............              10.500    05/01/09       756,000
       510  Choctaw Resort Development
            Enterprise, 144A Private Placement (e) ..               9.250    04/01/09       520,200
     2,750  Schuler Homes, Inc. .....................               9.000    04/15/08     2,612,500
     2,775  Webb (Del E.) Corp. .....................              10.250    02/15/10     2,719,500
                                                                                       ------------
                                                                                          7,517,200
                                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

PAR
AMOUNT                                                                                   MARKET
(000)       DESCRIPTION                                            COUPON    MATURITY    VALUE
            CHEMICALS, PLASTICS & RUBBER 2.7%
$      600  Georgia Gulf Corp. ......................              10.375%   11/01/07  $    627,000
     1,065  Hercules, Inc.,
            144A Private Placement (e) ..............              11.125    11/15/07     1,072,987
       600  Huntsman ICI Chemicals, LLC .............              10.125    07/01/09       621,000
     1,200  Huntsman International, LLC (EUR) (f) ...              10.125    07/01/09     1,079,392
     2,200  ISP Holdings, Inc., Ser B ...............               9.000    10/15/03     2,057,000
     2,348  ISP Holdings, Inc., Ser B ...............               9.750    02/15/02     2,301,040
       865  Terra Industries ........................              10.500    06/15/05       735,250
                                                                                       ------------
                                                                                          8,493,669
                                                                                       ------------
            CONSUMER DURABLES  0.9%
     1,000  American Tissue, Inc., Ser B ............              12.500    07/15/06       875,000
       390  Elizabeth Arden, Inc., Ser B ............              11.750    02/01/11       413,400
     1,800  Sleepmaster, LLC ........................              11.000    05/15/09     1,656,000
                                                                                       ------------
                                                                                          2,944,400
                                                                                       ------------
            CONSUMER SERVICES  0.4%
     1,275  Muzak, Inc. .............................               9.875    03/15/09     1,102,875
                                                                                       ------------
            CONTAINERS, PACKAGING & GLASS  0.5%
       500  Fonda Group, Inc., Ser B ................               9.500    03/01/07       392,500
     1,285  Sweetheart Cup, Inc. ....................              10.500    09/01/03     1,195,050
                                                                                       ------------
                                                                                          1,587,550
                                                                                       ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING  0.9%
     4,600  Communications & Power Industries, Inc.,
            Ser B (a) ...............................              12.000    08/01/05     2,898,000
                                                                                       ------------
            ENERGY   2.7%
     1,050  AES Corp. ...............................               8.875    02/15/11     1,086,750
       845  BRL Universal Equipment,
            144A Private Placement (e) ..............               8.875    02/15/08       870,350
     1,815  DI Industries, Inc. .....................               8.875    07/01/07     1,839,956
     1,050  Giant Industries, Inc. (a) ..............               9.000    09/01/07       987,000
     1,500  Hydrochem Industrial Services, Inc.,
            Ser B ...................................              10.375    08/01/07     1,147,500
     2,465  Port Arthur Finance Corp., Ser A ........              12.500    01/15/09     2,440,350
                                                                                       ------------
                                                                                          8,371,906
                                                                                       ------------
            FINANCE  1.7%
     1,560  Americo Life, Inc. (a) ..................               9.250    06/01/05     1,521,000
     3,720  Conseco, Inc. ...........................               6.400    06/15/01     3,701,400
                                                                                       ------------
                                                                                          5,222,400
                                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

PAR
AMOUNT                                                                                   MARKET
(000)       DESCRIPTION                                            COUPON    MATURITY    VALUE
            HEALTHCARE 2.1%
$    1,100  AdvancePCS,
            144A Private Placement (e) ..............               8.500%   04/01/08  $  1,124,750
     3,000  Hudson Respiratory Care, Inc. (a) .......               9.125    04/15/08     2,190,000
     1,118  King Pharmaceuticals, Inc. ..............              10.750    02/15/09     1,201,850
     2,000  Mediq, Inc. (b) (c) (d) .................              11.000    06/01/08        40,000
       300  Omnicare, Inc.,
            144A Private Placement (e) ..............               8.125    03/15/11       307,500
     1,785  Tenet Healthcare Corp. ..................               8.000    01/15/05     1,847,475
                                                                                       ------------
                                                                                          6,711,575
                                                                                       ------------
            HOTEL, MOTEL, INNS & GAMING  4.1%
     1,410  Argosy Gaming Co. (a) ...................              10.750    06/01/09     1,515,750
        45  Argosy Gaming Co.,
            144A Private Placement (e) ..............              10.750    06/01/09        48,375
     1,320  Autotote Corp. ..........................              12.500    08/15/10     1,148,400
     2,900  Hollywood Casino Corp. ..................              11.250    05/01/07     3,074,000
     2,880  Horseshoe Gaming, LLC, Ser B ............               8.625    05/15/09     2,851,200
     2,225  Isle of Capri Casinos, Inc. .............               8.750    04/15/09     2,024,750
     1,212  Majestic Star Casino, LLC, Ser B ........              10.875    07/01/06     1,005,960
       500  Park Place Entertainment Corp. ..........               7.875    12/15/05       498,750
       490  Park Place Entertainment Corp. ..........               8.875    09/15/08       498,575
                                                                                       ------------
                                                                                         12,665,760
                                                                                       ------------
            LEISURE  1.5%
     3,175  Booth Creek Ski Holdings, Inc.,
            Ser B (a) ...............................              12.500    03/15/07     2,619,375
     1,685  Premier Parks, Inc. (g) .................            0/10.000    04/01/08     1,343,787
       840  Premier Parks, Inc. .....................               9.250    04/01/06       856,800
                                                                                       ------------
                                                                                          4,819,962
                                                                                       ------------
            MACHINERY  0.4%
     1,300  Terex Corp., Ser D ......................               8.875    04/01/08     1,222,000
                                                                                       ------------
            MINING, STEEL, IRON & NON-PRECIOUS METAL  1.2%
     4,020  Doe Run Resources Corp., Ser B ..........              11.250    03/15/05     1,326,600
     1,600  GS Technologies Operating, Inc.
            (b) (c) (d) .............................              12.000    09/01/04        32,000
     2,000  Pen Holdings, Inc., Ser B ...............               9.875    06/15/08     1,320,000
     1,950  Renco Steel Holdings, Inc., Ser B .......              10.875    02/01/05       546,000
     4,275  Republic Technologies International, Inc.              13.750    07/15/09       598,500
                                                                                       ------------
                                                                                          3,823,100
                                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

PAR
AMOUNT                                                                                   MARKET
(000)       DESCRIPTION                                            COUPON    MATURITY    VALUE
            OIL & GAS 3.2%
$      600  Chesapeake Energy Corp. .................               9.125%   04/15/06  $    627,750
     1,435  Chesapeake Energy Corp., Ser B ..........               9.625    05/01/05     1,571,325
       514  Cliffs Drilling Co. .....................              10.250    05/15/03       531,990
       600  Cross Timbers Oil Co., Ser B ............               9.250    04/01/07       628,500
     1,915  Frontier Oil Corp. ......................              11.750    11/15/09     2,001,175
     3,205  Houston Exploration Co., Ser B ..........               8.625    01/01/08     3,156,925
     1,131  KCS Energy, Inc., Ser B .................              11.000    01/15/03     1,142,310
       450  Key Energy Services, Inc.,
            144A Private Placement (e) ..............               8.375    03/01/08       463,500
                                                                                       ------------
                                                                                         10,123,475
                                                                                       ------------
            PRINTING, PUBLISHING & BROADCASTING  9.1%
     3,000  @ Entertainment, Inc., Ser B (g) ........            0/14.500    02/01/09     1,455,000
     1,000  Adelphia Communications Corp.,
            Ser B ...................................               9.250    10/01/02     1,012,500
     1,500  Cadmus Communications Corp. .............               9.750    06/01/09     1,432,500
     3,350  Century Communications Corp. (a) ........               8.875    01/15/07     3,232,750
     4,025  Charter Communications
            Holdings (g) ............................            0/11.750    01/15/10     2,726,937
       600  Classic Cable, Inc., Ser B ..............               9.375    08/01/09       369,000
     2,100  Coaxial Communications of
            Central Ohio, Inc. ......................              10.000    08/15/06     2,100,000
     2,600  CSC Holdings, Inc. (a) ..................              10.500    05/15/16     2,951,000
     1,705  Gray Communications Systems, Inc. (a) ...              10.625     10/01/06    1,713,525
     2,100  Insight Communications, Inc.,
            144A Private Placement (e) (g) ..........            0/12.250    02/15/11     1,165,500
     2,450  International Cabletel, Inc. (g) ........            0/12.750    04/15/05     2,388,750
     2,950  James Cable Partners LP, Ser B ..........              10.750    08/15/04     2,419,000
       600  Mediacom LLC,
            144A Private Placement (e) ..............               9.500    01/15/13       591,000
     2,550  Pegasus Communications Corp.,
            Ser B (a) ...............................               9.625    10/15/05     2,448,000
     2,035  Radio Unica Corp. (a) (g) ...............            0/11.750    08/01/06     1,261,700
       600  Sinclair Broadcast Group, Inc. ..........               8.750    12/15/07       543,000
     1,200  Spectrasite Holdings, Inc. (g) ..........            0/11.250    04/15/09       573,000
                                                                                       ------------
                                                                                         28,383,162
                                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

PAR
AMOUNT                                                                                   MARKET
(000)       DESCRIPTION                                            COUPON    MATURITY    VALUE
            PRODUCER MANUFACTURING 0.4%
$      150  Anvil Knitwear, Inc., Ser B .............              10.875%   03/15/07  $    143,250
       600  Caraustar Industries, Inc.,
            144A Private Placement (e) ..............               9.875    04/01/11       577,500
       898  Numatics, Inc., Ser B ...................               9.625    04/01/08       615,130
                                                                                       ------------
                                                                                          1,335,880
                                                                                       ------------
            RAW MATERIALS/PROCESSING INDUSTRIES  0.5%
     1,725  Tekni-Plex, Inc., Ser B .................              12.750    06/15/10     1,578,375
                                                                                       ------------
            RETAIL  1.6%
     1,325  Big 5 Corp., Ser B (a) ..................              10.875    11/15/07     1,212,375
     1,920  Community Distributors, Inc., Ser B (a) .              10.250    10/15/04     1,440,000
     1,750  Hosiery Corp. of America, Inc. ..........              13.750    08/01/02       883,750
     1,650  Supreme International, Inc., Ser B ......              12.250    04/01/06     1,518,000
                                                                                       ------------
                                                                                          5,054,125
                                                                                       ------------
            TECHNOLOGY  1.2%
     1,090  Amkor Technology, Inc.,
            144A Private Placement (e) ..............               9.250    02/15/08     1,054,575
     1,820  Exodus Communications, Inc. .............              11.250    07/01/08     1,437,800
     1,250  Exodus Communications, Inc. (EUR) (f) ...              11.375    07/15/08       907,191
     1,025  Globix Corp. ............................              12.500    02/01/10       317,750
                                                                                       ------------
                                                                                          3,717,316
                                                                                       ------------
            TELECOMMUNICATIONS  23.1%
     1,140  360 Networks, Inc. ......................              13.000    05/01/08       456,000
     2,025  Airgate PCS, Inc. (g) ...................            0/13.500    10/01/09     1,235,250
     4,835  Alamosa Holdings, Inc. (g) ..............            0/12.875    02/15/10     2,514,200
       710  Alamosa Holdings, Inc. ..................              12.500    02/01/11       706,450
     1,725  American Cellular Corp.,
            144A Private Placement (e) ..............               9.500    10/15/09     1,673,250
       750  American Tower Corp.,
            144A Private Placement (e) ..............               9.375    02/01/09       720,000
     1,000  AMSC Acquisition, Inc. ..................              12.250    04/01/08       415,000
     2,075  AT&T Wireless Services, Inc.,
            144A Private Placement (e) ..............               7.875    03/01/11     2,095,833
     1,900  Centennial Cellular Operating Co. .......              10.750    12/15/08     1,805,000
       850  Crown Castle International Corp. (g) ....            0/10.625    11/15/07       701,250
       300  Crown Castle International Corp. ........              10.750    08/01/11       307,500
     1,890  Dobson Communications Corp. .............              10.875    07/01/10     1,937,250
     2,150  E. Spire Communications, Inc. (b) (c) (d)              13.000    11/01/05       430,000
     2,000  Fairchild Semiconductor Corp. ...........              10.375    10/01/07     1,920,000

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

PAR
AMOUNT                                                                                   MARKET
(000)       DESCRIPTION                                            COUPON    MATURITY    VALUE
            TELECOMMUNICATIONS (CONTINUED)
$      750  Fairchild Semiconductor Corp.,
            144A Private Placement (e) ..............              10.500%   02/01/09  $    720,000
     2,945  GST Network Funding, Inc. (b) (c) (g) ...            0/10.500    05/01/08     1,413,600
     1,500  Horizon PCS, Inc.,
            144A Private Placement (e) (g) ..........            0/14.000    10/01/10       675,000
     4,750  ICG Holdings, Inc. (b) (c) (d) ..........              13.500    09/15/05       415,625
       400  Intermedia Communications of
            Florida, Inc. (g) .......................            0/12.500    05/15/06       406,000
     4,350  Intermedia Communications, Inc. (g) .....            0/12.500    03/01/09     3,219,000
     2,250  Intermedia Communications, Inc.,
            Ser B (g) ...............................            0/11.250    07/15/07     1,968,750
     2,925  IPCS, Inc. (g) ..........................            0/14.000    07/15/10     1,257,750
     3,700  KMC Telecommunications
            Holdings, Inc. (g) ......................            0/12.500    02/15/08       407,000
       900  Level 3 Communications, Inc. (EUR) (f) ..              10.750    03/15/08       605,674
     2,654  Madison River Capital, LLC, Ser B .......              13.250    03/01/10     1,937,420
       675  McLeodUSA, Inc. .........................              11.375    01/01/09       658,125
     1,900  Metromedia Fiber Network, Inc. ..........              10.000    12/15/09     1,577,000
       825  MGC Communications, Inc., Ser B .........              13.000    10/01/04       507,375
     2,000  MJD Communications, Inc. ................               9.500    05/01/08     1,670,000
     1,450  Nextel Communications, Inc. .............               9.375    11/15/09     1,239,750
       300  Nextlink Communications, Inc. (g) .......             0/9.450    04/15/08       111,000
     1,085  Nextlink Communications, Inc. (g) .......            0/12.125    12/01/09       336,350
     2,080  Nextlink Communications, Inc. ...........              10.500    12/01/09     1,248,000
     3,750  NTL Communications Corp. (EUR) (f) ......               9.250    11/15/06     2,820,539
     2,750  NTL, Inc., Ser B ........................              11.500    02/01/06     2,461,250
     1,000  NTL, Inc., Ser B (g) ....................             0/9.750    04/01/08       590,000
     1,000  Park N View, Inc., Ser B (b) (c) (d) ....              13.000    05/15/08        50,000
     1,800  PF Net Communications, Inc. .............              13.750    05/15/10       900,000
     3,030  Pinnacle Holdings, Inc. (a) (g) .........            0/10.000    03/15/08     1,757,400
     2,000  Price Communications Wireless, Inc. .....              11.750    07/15/07     2,135,000
       570  Primus Telecommunications Group .........              11.250    01/15/09       159,600
     4,620  PSINet, Inc. (l) ........................              10.500    12/01/06       438,900
       750  PSINet, Inc. (EUR) (f) (l) ..............              10.500    12/01/06        62,679
     2,165  Rural Cellular Corp. ....................               9.625    05/15/08     1,970,150
     3,750  SBA Communications Corp. (g) ............            0/12.000    03/01/08     2,925,000
     3,000  SBA Communications Corp.,
            144A Private Placement (e) ..............              10.250    02/01/09     2,880,000
     3,000  Startec Global Communications ...........              12.000    05/15/08     1,395,000
     2,000  Telecommunications Techniques (a) .......               9.750    05/15/08     1,640,000
     4,015  Telecorp PCS, Inc. (g) ..................            0/11.625    04/15/09     2,690,050
     1,000  Telecorp PCS, Inc. ......................              10.625    07/15/10       970,000

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

PAR
AMOUNT                                                                                   MARKET
(000)       DESCRIPTION                                            COUPON    MATURITY    VALUE
            TELECOMMUNICATIONS (CONTINUED)
$      905  Tritel PCS, Inc.,
            144A Private Placement (e) ..............              10.375%   01/15/11  $    868,800
     2,735  Triton PCS, Inc. (g) ....................            0/11.000    05/01/08     2,119,625
     3,520  United International Holdings, Inc.,
            Ser B (g) ...............................            0/10.750    02/15/08     1,742,400
     3,610  US Unwired, Inc., Ser B (g) .............            0/13.375    11/01/09     1,841,100
     2,160  Viatel, Inc. (g) ........................            0/12.500    04/15/08       280,800
     3,460  Viatel, Inc. ............................              11.500    03/15/09       605,500
     1,300  Williams Communications
            Group, Inc. .............................              11.700    08/01/08     1,027,000
     3,225  Winstar Communications,
            Inc. (c) (g) (h) ........................            0/14.750    04/15/10       516,000
                                                                                       ------------
                                                                                         72,137,195
                                                                                       ------------
            TEXTILES  0.2%
       675  Galey & Lord, Inc. ......................               9.125    03/01/08       421,875
     3,000  Globe Manufacturing Corp.  (b) (c) (d) ..              10.000    08/01/08        30,000
       390  Pillowtex Corp.  (b) (c) (d) ............              10.000    11/15/06        21,450
     1,650  Pillowtex Corp., Ser B  (b) (c) (d) .....               9.000    12/15/07        90,750
                                                                                       ------------
                                                                                            564,075
                                                                                       ------------
            TRANSPORTATION  1.8%
     1,750  Atlas Air, Inc. .........................               9.375    11/15/06     1,741,250
     1,100  Avis Rent A Car, Inc. ...................              11.000    05/01/09     1,234,750
     3,000  Greyhound Lines, Inc., Ser B ............              11.500    04/15/07     2,610,000
                                                                                       ------------
                                                                                          5,586,000
                                                                                       ------------
TOTAL DOMESTIC CORPORATE BONDS  69.1% ..............................................    216,262,155
                                                                                       ------------
            FOREIGN BONDS AND DEBT SECURITIES  18.2%
            ARGENTINA  0.3%
     2,000  CTI Holdings SA (US$) (g) ...............            0/11.500    04/15/08       840,000
                                                                                       ------------
            BERMUDA  1.9%
       750  Asia Global Crossing Ltd. (US$) .........              13.375    10/15/10       746,250
     4,000  Global Crossing Holdings Ltd. (US$) .....               9.125    11/15/06     3,780,000
     1,500  Global Crossing Holdings Ltd.,
            144A Private Placement (US$) (e) ........               8.700    08/01/07     1,387,500
                                                                                       ------------
                                                                                          5,913,750
                                                                                       ------------
            BRAZIL  0.4%
       540  Globo Communicacoes
            Participacoe (US$) ......................              10.625    12/05/08       457,650
       500  Multicanal Participacoes (US$) ..........              12.625    06/18/04       510,000

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

PAR
AMOUNT                                                                                   MARKET
(000)       DESCRIPTION                                            COUPON    MATURITY    VALUE
            BRAZIL (CONTINUED)
$      275  Multicanal Participacoes, Ser B (US$) ...              12.625%   06/18/04  $    280,500
                                                                                       ------------
                                                                                          1,248,150
                                                                                       ------------
            CANADA  4.6%
     1,200  360 Networks, Inc (US$) .................              13.000    05/01/08       411,700
       715  Doman Industries Ltd. (US$) .............              12.000    07/01/04       732,875
     5,345  GT Group Telecom, Inc. (US$) (g) ........            0/13.250    02/01/10     2,057,825
        88  Hurricane Hydrocarbons Ltd.,
            144A Private Placement (US$) (e) ........              16.000    12/31/01        88,042
       450  Intrawest Corp. (US$) ...................              10.500    02/01/10       471,375
       750  Intrawest Corp. (US$) ...................              10.500    02/01/10       785,625
     6,300  Microcell Telecommunications,
            Ser B (US$) (g) .........................            0/14.000    06/01/06     6,300,000
     1,425  Pacifica Papers, Inc. (US$) .............              10.000    03/15/09     1,524,750
       825  Repap New Brunswick, Inc. (US$) .........               9.000    06/01/04       870,375
     2,750  Worldwide Fiber, Inc. (US$) .............              12.000    08/01/09     1,058,750
                                                                                       ------------
                                                                                         14,301,317
                                                                                       ------------
            CAYMAN ISLANDS  0.3%
       900  Triton Energy Ltd. (US$) ................               8.875    10/01/07       940,500
                                                                                       ------------
            COLUMBIA  0.3%
       500  Republic of Columbia (US$) ..............               9.750    04/23/09       486,875
       750  Republic of Columbia
            (Var. Rate Coupon) (DEM) ................               6.160    11/21/01       335,651
                                                                                       ------------
                                                                                            822,526
                                                                                       ------------
            FRANCE  0.5%
     1,425  France Telecom SA,
            144A Private Placement (US$) (e) ........               7.750    03/01/11     1,439,637
                                                                                       ------------
            LUXEMBOURG  1.1%
     3,900  Millicom International Cellular SA
            (US$) (g) ...............................            0/13.500    06/01/06     3,471,000
                                                                                       ------------
            MEXICO  1.4%
     1,000  Gruma SA (US$) ..........................               7.625    10/15/07       852,500
     5,000  Satelites Mexicanos SA, Ser B (US$) .....              10.125    11/01/04     3,450,000
       125  United Mexican States (US$) .............               9.875    02/01/10       134,219
                                                                                       ------------
                                                                                          4,436,719
                                                                                       ------------
            MOROCCO  0.5%
     1,810  Morocco Trust A Loan (US$) (k) ..........               7.563    01/01/09     1,596,905
                                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

PAR
AMOUNT                                                                                   MARKET
(000)       DESCRIPTION                                            COUPON    MATURITY    VALUE
            NETHERLANDS 2.7%
$    2,000  Global Telesystems Europe (EUR) .........              10.500%   12/01/06  $    536,617
     1,050  Global Telesystems Europe (EUR) .........              11.000    12/01/09       281,724
       355  Kappa Beheer BV (EUR) ...................              10.625    07/15/09       329,470
       870  Netia Holdings BV (EUR) .................              13.750    06/15/10       684,978
     1,935  Netia Holdings BV, Ser B (US$) (g) ......            0/11.250    11/01/07     1,277,100
     1,545  Netia Holdings BV, Ser B (US$) ..........              10.250    11/01/07     1,158,750
     4,680  United Pan-Europe Communications,
            Ser B (US$) (g) .........................            0/12.500    08/01/09     1,591,200
     2,685  United Pan-Europe Communications,
            Ser B (US$) .............................              10.875    11/01/07     1,798,950
     1,120  United Pan-Europe Communications,
            Ser B (US$) .............................              11.250    02/01/10       750,400
                                                                                       ------------
                                                                                          8,409,189
                                                                                       ------------
            PHILIPPINES  0.3%
     1,150  Philippine Long Distance Telephone
            (US$) ...................................              10.500    04/15/09     1,072,720
                                                                                       ------------
            RUSSIA  0.4%
     3,350  Russian Federation,
            144A Private Placement (US$) (e) (g) ....           2.500/7.500  03/31/30     1,348,375
                                                                                       ------------
            UNITED KINGDOM  3.3%
     1,405  Cenargo International, PLC (US$) ........               9.750    06/15/08     1,229,375
     3,450  Diamond Cable Communications,
            PLC (US$) (a) (g) .......................            0/10.750    02/15/07     2,501,250
     1,400  Esprit Telecom Group, PLC (US$) (c) .....              11.500    12/15/07        28,000
     1,250  Esprit Telecom Group, PLC (US$) (c) .....              10.875    06/15/08        25,000
     1,550  Filtronic, PLC (US$) ....................              10.000    12/01/05     1,178,000
     1,600  Jazztel, PLC (EUR) ......................              13.250    12/15/09       928,963
     1,550  Jazztel, PLC (EUR) ......................              14.000    07/15/10       927,204
     1,575  Telewest Communications,
            PLC (US$) (g) ...........................            0/11.375    02/01/10       929,250
     2,775  Telewest Communications, PLC (US$) ......              11.000    10/01/07     2,705,625
                                                                                       ------------
                                                                                         10,452,667
                                                                                       ------------
            VENEZUELA  0.2%
     1,000  Republic of Venezuela (US$) (i) .........               6.750    03/31/20       778,700
                                                                                       ------------
TOTAL FOREIGN BONDS AND DEBT SECURITIES  18.2% ......                                    57,072,155
                                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

                                                                                           MARKET
DESCRIPTION                                                                                 VALUE
            EQUITIES 3.1%
            Airgate PCS, Inc. (2,673 common shares) (d) ........................       $    100,572
            Anvil Holdings, Inc. (76,603 preferred shares) (j) .................          1,417,155
            Crown Castle International Corp. (4,153 preferred shares) (j) ......          4,069,940
            Decisionone Corp. (2,671 common stock warrants Class A) (d) ........                 27
            Decisionone Corp. (4,603 common stock warrants Class B) (d) ........                 46
            Decisionone Corp. (2,730 common stock warrants Class C) (d) ........                 27
            Decisionone Corp. (5,234 common shares) (d) ........................             10,272
            Dobson Communications Corp. (1 preferred share) (j) ................                971
            GT Group Telecom, Inc., (5,345 common stock warrants)
            144A Private Placement (d) (e) .....................................            213,800
            Hosiery Corp. of America, Inc. (1,000 common shares) ...............             40,500
            Intersil Holding Corp. (22,222 common stock warrants
            Class A) (d) .......................................................            409,718
            IPCS, Inc., (2,925 common stock warrants) 144A Private
            Placement (d) (e) ..................................................             73,125
            Jazztel PLC (EUR) (1,550 common stock warrants) ....................             20,453
            KMC Telecommunications Holdings, Inc., (3,235 common
            stock warrants) 144A Private Placement (d) (e) .....................              4,853
            McLeodUSA, Inc. (29,874 common shares) (d) .........................            259,530
            Motient Corp., (2,000 common stock warrants) 144A Private
            Placement (d) (e) ..................................................              6,000
            NTL, Inc., (5,178 common stock warrants) 144A Private
            Placement (d) (e) ..................................................             97,119
            Park N View, Inc., (1,000 common stock warrants) 144A Private
            Placement (d) (e) ..................................................                250
            Pathmark Stores, Inc. (59,166 common stock warrants) (d) ...........            295,830
            Pathmark Stores, Inc. (83,645 common shares) (d) ...................          1,438,694
            PF Net Communications, Inc., (1,800 common stock warrants)
            144A Private Placement (d) (e) .....................................             90,000
            Price Communications Corp. (35,572 common shares) (d) ..............            612,194
            Republic Technologies International, Inc., (4,275 common stock
            warrants Class D) 144A Private Placement (d) (e) ...................                 43
            Rural Cellular Corp. (600 preferred shares) (j) ....................            456,000
            Star Gas Partners, LP (440 limited partnership interests) ..........              8,228
            Startec Global Communications, (3,000 common stock warrants)
            144A Private Placement (d) (e) .....................................              1,950
                                                                                       ------------
TOTAL EQUITIES .................................................................          9,627,297
                                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  90.4%

   (Cost $362,151,403) .........................................................        282,961,607
                                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2001

                                                                                           MARKET
DESCRIPTION                                                                                 VALUE
REPURCHASE AGREEMENT 4.0%
State Street Bank and Trust Co. ($12,522,000 par collateralized by U.S. T-Note, 8.125% coupon, due 08/15/21, dated
03/30/01, to be sold on 04/02/01 at $12,527,447)
(Cost $12,522,000) .............................................................       $ 12,522,000
                                                                                       ------------
TOTAL INVESTMENTS  94.4%
    (Cost $374,673,403) ........................................................        295,483,607


FOREIGN CURRENCY (EUR)  0.6%
    (Cost $1,979,572) ..........................................................          1,864,773

OTHER ASSETS IN EXCESS OF LIABILITIES  5.0% ....................................         15,631,292
                                                                                       ------------

NET ASSETS  100.0% .............................................................       $312,979,672
                                                                                       ============

(a)  ASSETS SEGREGATED AS COLLATERAL FOR OPEN FUTURES TRANSACTIONS.
(b)  THIS COMPANY HAS FILED FOR PROTECTION IN FEDERAL BANKRUPTCY COURT.
(d)  SECURITY IS IN DEFAULT.
(d)  NON-INCOME PRODUCING SECURITY.
(e) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.
(f)  THIS SECURITY IS A UNITED STATES COMPANY DENOMINATED IN A FOREIGN CURRENCY.
(g) SECURITY IS A "STEP-UP" BOND WHERE THE COUPON INCREASES OR STEPS UP AT A PREDETERMINED RATE.
(h) SUBSEQUENT TO MARCH 31, 2001, THIS COMPANY HAS FILED FOR PROTECTION IN FEDERAL BANKRUPTCY COURT.
(i) ITEM REPRESENTS A "BRADY BOND" WHICH IS THE PRODUCT OF THE "BRADY PLAN" UNDER WHICH VARIOUS LATIN AMERICAN, AFRICAN, AND SOUTHEAST ASIAN NATIONS HAVE CONVERTED THEIR OUTSTANDING EXTERNAL DEFAULTED COMMERCIAL BANK LOANS INTO BONDS. CERTAIN BRADY BONDS HAVE BEEN COLLATERALIZED, AS TO PRINCIPAL DUE AT MATURITY, BY U.S. TREASURY ZERO COUPON BONDS WITH A MATURITY DATE EQUAL TO THE FINAL MATURITY DATE OF SUCH BRADY BONDS.
(j)  PAYMENT-IN-KIND SECURITY.
(k)  SECURITY IS A BANK LOAN PARTICIPATION.
(l)  SUBSEQUENT TO MARCH 31, 2001, SECURITY DEFAULTED ON ITS INTEREST PAYMENT.
DEM--GERMAN MARK
EUR--EURODOLLAR
US$--UNITED STATES DOLLAR

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
MARCH 31, 2001

ASSETS:
Total Investments (Cost $374,673,403) .................................   $ 295,483,607
Foreign Currency (Cost $1,979,572) ....................................       1,864,773
Cash ..................................................................         514,957
Receivables:
  Interest ............................................................       8,163,467
  Investments Sold ....................................................       7,564,157
  Fund Shares Sold ....................................................       2,879,725
Other .................................................................         129,387
                                                                          -------------
    Total Assets ......................................................     316,600,073
                                                                          -------------
LIABILITIES:
Payables:
  Income Distributions ................................................       1,273,257
  Fund Shares Repurchased .............................................       1,048,247
  Investments Purchased ...............................................         510,000
  Distributor and Affiliates ..........................................         236,741
  Investment Advisory Fee .............................................         180,979
  Variation Margin on Futures .........................................          15,453
Accrued Expenses ......................................................         199,956
Trustees' Deferred Compensation and Retirement Plans ..................         155,768
                                                                          -------------
    Total Liabilities .................................................       3,620,401
                                                                          -------------
NET ASSETS ............................................................   $ 312,979,672
                                                                          =============
NET ASSETS CONSIST OF:

Capital (Par value of $.01 per share with an unlimited
  number of shares authorized) ........................................   $ 443,197,944
Accumulated Undistributed Net Investment Income .......................       1,576,975
Accumulated Net Realized Loss .........................................     (52,456,884)
Net Unrealized Depreciation ...........................................     (79,338,363)
                                                                          -------------
NET ASSETS ............................................................   $ 312,979,672
                                                                          =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $205,782,222 and 28,643,145 shares of beneficial interest
    issued and outstanding) ...........................................   $        7.18
    Maximum sales charge (4.75%* of offering price) ...................             .36
                                                                          =============
    Maximum offering price to public ..................................   $        7.54
                                                                          =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $92,497,948 and 12,848,463 shares of beneficial interest
    issued and outstanding) ...........................................   $        7.20
                                                                          =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $14,699,502 and 2,044,273 shares of beneficial interest
    issued and outstanding) ...........................................   $        7.19
                                                                          =============

* ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
Interest ............................................................   $ 42,933,852
Dividends ...........................................................        713,286
Other ...............................................................        207,044
                                                                        ------------
  Total Income ......................................................     43,854,182
                                                                        ------------
EXPENSES:
Investment Advisory Fee .............................................      2,502,289
Distribution (12b-1) and Service Fees (Attributed to Class A, B and C
  of $561,939, $996,167 and $130,039, respectively) .................      1,688,145
Shareholder Services ................................................        446,957
Custody .............................................................         83,921
Legal ...............................................................         37,907
Trustees' Fees and Related Expenses .................................          7,234
Other ...............................................................        311,322
                                                                        ------------
  Total Expenses ....................................................      5,077,775
  Investment Advisory Fee Reduction .................................        333,639
  Less Credits Earned on Cash Balances ..............................         39,337
                                                                        ------------
  Net Expenses ......................................................      4,704,799
                                                                        ------------
NET INVESTMENT INCOME ...............................................   $ 39,149,383
                                                                        ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments .......................................................   $(15,719,080)
  Futures ...........................................................          5,306
  Forward Commitments ...............................................         63,321
  Foreign Currency Transactions .....................................       (656,758)
                                                                        ------------
Net Realized Loss ...................................................    (16,307,211)
                                                                        ------------
UNREALIZED APPRECIATION/DEPRECIATION:

  Beginning of the Period ...........................................    (37,660,699)
  End of the Period:
    Investments .....................................................    (79,189,796)
    Futures .........................................................        (13,438)
    Foreign Currency Translation ....................................       (135,129)
                                                                        ------------
                                                                         (79,338,363)
                                                                        ------------
Net Unrealized Depreciation During the Period .......................    (41,677,664)
                                                                        ------------
NET REALIZED AND UNREALIZED LOSS ....................................   $(57,984,875)
                                                                        ============
NET DECREASE IN NET ASSETS FROM OPERATIONS ..........................   $(18,835,492)
                                                                        ============

SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets
FOR THE YEARS ENDED MARCH 31, 2001 AND 2000

                                                                         YEAR ENDED       YEAR ENDED
                                                                       MARCH 31, 2001   MARCH 31, 2000
                                                                       --------------   --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net Investment Income .............................................   $  39,149,383    $  37,903,957
Net Realized Loss .................................................     (16,307,211)     (10,483,726)
Net Unrealized Depreciation During the Period .....................     (41,677,664)     (15,336,461)
                                                                      -------------    -------------
Change in Net Assets from Operations ..............................     (18,835,492)      12,083,770
                                                                      -------------    -------------
DISTRIBUTIONS FROM NET INVESTMENT INCOME:
   Class A Shares .................................................     (23,750,992)     (24,250,603)
   Class B Shares .................................................      (9,721,813)     (10,671,518)
   Class C Shares .................................................      (1,280,395)      (1,163,663)
                                                                      -------------    -------------
                                                                        (34,753,200)     (36,085,784)
                                                                      -------------    -------------
RETURN OF CAPITAL DISTRIBUTION:
   Class A Shares .................................................             -0-         (314,838)
   Class B Shares .................................................             -0-         (141,491)
   Class C Shares .................................................             -0-          (15,313)
                                                                      -------------    -------------
                                                                                -0-         (471,642)
                                                                      -------------    -------------
Total Distributions ...............................................     (34,753,200)     (36,557,426)
                                                                      -------------    -------------
Net Change in Net Assets from
  Investment Activities ...........................................     (53,588,692)     (24,473,656)
                                                                      -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold .........................................     139,335,551       95,859,095
Net Asset Value of Shares Issued
  Through Dividend Reinvestment ...................................      18,412,640       17,763,113
Cost of Shares Repurchased ........................................    (143,959,698)    (164,331,736)
                                                                      -------------    -------------
Net Change in Net Assets from
  Capital Transactions ............................................      13,788,493      (50,709,528)
                                                                      -------------    -------------
Total Decrease in Net Assets ......................................     (39,800,199)     (75,183,184)
NET ASSETS:
Beginning of the Period ...........................................     352,779,871      427,963,055
                                                                      -------------    -------------
End of the Period (Including accumulated
  undistributed net investment income of $1,576,975
  and ($1,446,206), respectively) .................................   $ 312,979,672    $ 352,779,871
                                                                      =============    =============


SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                          NINE
                                                         MONTHS
CLASS A SHARES                         YEAR ENDED         ENDED                  YEAR ENDED
                                         MARCH 31,       MARCH 31,                JUNE 30,
                                ------------------------           -----------------------------------
                                     2001        2000       1999         1998       1997       1996
                                ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .............   $     8.48  $     9.03  $     9.89    $     9.85 $     9.49 $     9.40
                                ----------  ----------  ----------    ---------- ---------- ----------
  Net Investment Income .....          .94         .85         .62           .86        .86        .88
  Net Realized and Unrealized
    Gain/Loss ...............        (1.40)       (.56)       (.85)          .03        .38        .14
                                ----------  ----------  ----------    ---------- ---------- ----------
Total From Investment
  Operations ................         (.46)        .29        (.23)          .89       1.24       1.02
                                ----------  ----------  ----------    ---------- ---------- ----------
LESS:
  Distributions from and in
    Excess of Net Investment
    Income ..................          .84         .83         .62           .85        .87        .88
  Return of Capital
    Distributions ...........          -0-         .01         .01           -0-        .01        .05
                                ----------  ----------  ----------    ---------- ---------- ----------
Total Distributions .........          .84         .84         .63           .85        .88        .93
                                ----------  ----------  ----------    ---------- ---------- ----------
NET ASSET VALUE,
  END OF THE PERIOD .........   $     7.18  $     8.48  $     9.03    $     9.89 $     9.85 $     9.49
                                ==========  ==========  ==========    ========== ========== ==========
Total Return*(a) ............        -5.64%       3.50%      -2.13%**       9.36%     13.60%     11.26%
Net Assets at End of
  the Period (In millions) ..   $    205.8  $    230.6  $    277.9    $    280.6 $    288.0 $    271.1
Ratio of Expenses to Average
  Net Assets*(b) ............         1.17%       1.15%       1.17%         1.14%      1.17%      1.31%
Ratio of Net Investment
  Income to Average
  Net Assets* ...............        12.00%       9.96%       8.98%         8.61%      8.83%      9.16%
Portfolio Turnover ..........           85%        109%        104%**        154%       125%       102%

* IF CERTAIN EXPENSES HAD NOT BEEN ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD
  HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ...............          1.27%       1.25%       1.27%         1.24%      1.26%      1.31%
Ratio of Net Investment Income
  to Average Net Assets ....         11.90%       9.86%       8.88%         8.51%      8.73%      9.15%

** NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE RULE 12b-1 FEES OF UP TO .25%.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSE, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.


SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                          NINE
                                                         MONTHS
CLASS B SHARES                         YEAR ENDED         ENDED                  YEAR ENDED
                                         MARCH 31,       MARCH 31,                JUNE 30,
                                ------------------------           -----------------------------------
                                     2001        2000       1999         1998       1997       1996
                                ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .............   $    8.49   $    9.03   $    9.89     $    9.86  $    9.50  $    9.40
                                ----------  ----------  ----------    ---------- ---------- ----------
  Net Investment Income .....         .87         .80         .56           .78        .78        .80
  Net Realized and Unrealized
    Gain/Loss ...............       (1.39)       (.58)       (.84)          .03        .39        .16
                                ----------  ----------  ----------    ---------- ---------- ----------
Total From Investment
  Operations ................        (.52)        .22        (.28)          .81       1.17        .96
                                ----------  ----------  ----------    ---------- ---------- ----------
LESS:
  Distributions from and in
    Excess of Net Investment
    Income ..................         .77         .75         .57           .78        .79        .81
  Return of Capital
    Distributions ...........         -0-         .01         .01           -0-        .02        .05
                                ----------  ----------  ----------    ---------- ---------- ----------
Total Distributions .........         .77         .76         .58           .78        .81        .86
                                ----------  ----------  ----------    ---------- ---------- ----------
NET ASSET VALUE,
  END OF THE PERIOD .........   $    7.20   $    8.49   $    9.03     $    9.89  $    9.86  $    9.50
                                ==========  ==========  ==========    ========== ========== ==========
Total Return*(a) ............       -6.39%       2.65%      -2.71%**       8.58%     12.64%     10.55%
Net Assets at End of
  the Period (In millions) ..   $    92.5   $   109.2   $   135.4     $   145.0  $   128.7  $    97.1
Ratio of Expenses to Average
  Net Assets*(b) ............        1.92%       1.93%       1.93%         1.91%      1.93%      2.07%
Ratio of Net Investment
  Income to Average
  Net Assets* ...............       11.22%       9.17%       8.19%         7.84%      8.03%      8.39%
Portfolio Turnover ..........          85%        109%        104%**        154%       125%       102%

* IF CERTAIN EXPENSES HAD NOT BEEN ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD
  HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ...............         2.02%       2.03%       2.03%         2.01%      2.02%     2.07%
Ratio of Net Investment Income
  to Average Net Assets ....        11.12%       9.07%       8.09%         7.74%      7.94%     8.38%

** NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 4% CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE RULE 12b-1 FEES OF 1%.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

                                               SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
HIGHLIGHTS FOR ONE SHARE OF THE FUND
OUTSTANDING THROUGHOUT THE
PERIODS INDICATED.

                                                          NINE
                                                         MONTHS
CLASS C SHARES                         YEAR ENDED         ENDED                  YEAR ENDED
                                         MARCH 31,       MARCH 31,                JUNE 30,
                                ------------------------           -----------------------------------
                                     2001(c)     2000       1999         1998       1997       1996
                                ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .............   $    8.47   $    9.02   $    9.88     $    9.85    $  9.50   $   9.40
                                ----------  ----------  ----------    ---------- ---------- ----------
  Net Investment Income .....         .87         .80         .56           .78        .78        .83
  Net Realized and Unrealized
    Gain/Loss ...............       (1.38)       (.58)       (.85)          .03        .38        .13
                                ----------  ----------  ----------    ---------- ---------- ----------
Total From Investment
  Operations ................        (.51)        .22        (.29)          .81       1.16        .96
                                ----------  ----------  ----------    ---------- ---------- ----------
LESS:
  Distributions from and in
    Excess of Net Investment
    Income ..................         .77         .76         .56           .78        .79        .81
  Return of Capital
    Distributions ...........         -0-         .01         .01           -0-        .02        .05
                                ----------  ----------  ----------    ---------- ---------- ----------
Total Distributions .........         .77         .77         .57           .78        .81        .86
                                ----------  ----------  ----------    ---------- ---------- ----------
NET ASSET VALUE,

  END OF THE PERIOD .........   $    7.19   $    8.47   $    9.02     $    9.88    $  9.85   $   9.50
                                ==========  ==========  ==========    ========== ========== ==========
Total Return*(a) ............       -6.40%       2.65%      -2.71%**       8.47%     12.65%     10.55%
Net Assets at End of
  the Period (In millions) ..   $    14.7   $    13.0   $    14.7     $    11.5    $   8.1    $   7.0
Ratio of Expenses to Average
  Net Assets*(b) ............        1.92%       1.93%       1.93%         1.91%      1.93%      2.06%
Ratio of Net Investment
  Income to Average
  Net Assets* ...............       11.19%       9.17%       8.25%         7.83%      8.08%      8.38%
Portfolio Turnover ..........          85%        109%        104%**        154%       125%       102%

* IF CERTAIN EXPENSES HAD NOT BEEN ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD
  HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ...............         2.02%       2.03%       2.03%         2.01%      2.03%      2.07%
Ratio of Net Investment Income
  to Average Net Assets ....        11.09%       9.07%       8.15%         7.73%      7.99%      8.38%

** NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE RULE 12b-1 FEES OF 1%.

(b) THE RATIO OF EXPENSE TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED
     MARCH 31, 2001.

(c)  BASED ON AVERAGE SHARES OUTSTANDING.


SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2001 there were no when-issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

     In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the amortization of premium would be $602,219.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end is December 31.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $44,100,780, which will expire between December 31, 2001 and December 31, 2008. Of this amount, $45,384 will expire on December 31, 2001. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, losses related to wash sale transactions, and reclass of consent fee income.

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001

     At March 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $376,160,435; the aggregate gross unrealized appreciation is $6,014,055 and the aggregate gross unrealized depreciation is $86,690,883, resulting in net unrealized depreciation on long- and short-term investments of $80,676,828.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

     Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the tax year ended December 31, 2000, permanent book and tax differences of $1,221,202 relating to the recognition of net realized gains on foreign currency transactions were reclassified from accumulated undistributed net investment income to accumulated net realized gain. Also, $151,800 relating to fee income was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

     For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (December 31).

F. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the year ended March 31, 2001, the Fund's custody fee was reduced by $39,337 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS            % PER ANNUM
First $500 million ...........          .75%
Over $500 million ............          .65%

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001

     For the year ended March 31, 2001, the Adviser waived approximately $333,600 of its advisory fee. This waiver is voluntary in nature and can be discontinued at any time.

     For the year ended March 31, 2001, the Fund recognized expenses of approximately $10,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     Under separate Accounting and Legal Services agreements the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $78,700, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the statement of operations.

     Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2001, the Fund recognized expenses of approximately $311,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $97,600 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $324,734,602, $102,445,673 and $16,017,669 for Class A, B, and C shares, respectively. For the year ended March 31, 2001, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A ..............................          10,979,117   $   84,357,019
     Class B ..............................           5,767,068       44,180,732
     Class C ..............................           1,405,719       10,797,800
                                                    -----------   --------------
   Total Sales ............................          18,151,904   $  139,335,551
                                                    ===========   ==============
   Dividend Reinvestment:
     Class A ..............................           1,766,254   $   13,660,168
     Class B ..............................             540,480        4,181,864
     Class C ..............................              74,008          570,608
                                                    -----------   --------------
   Total Dividend Reinvestment ............           2,380,742   $   18,412,640
                                                    ===========   ==============
   Repurchases:
     Class A ..............................         (11,286,372)  $  (87,293,614)
     Class B ..............................          (6,329,903)     (49,123,391)
     Class C ..............................            (967,441)      (7,542,693)
                                                    -----------   --------------
   Total Repurchases                                (18,583,716)   $(143,959,698)
                                                    ===========   ==============

At March 31, 2000, capital aggregated $314,011,029, $103,206,468 and $12,191,954 for Class A, B, and C shares, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A ..............................           6,099,454   $   53,846,860
     Class B ..............................           3,889,246       34,206,260
     Class C ..............................             888,416        7,805,975
                                                    -----------   --------------
   Total Sales ............................          10,877,116   $   95,859,095
                                                    ===========   ==============
   Dividend Reinvestment:
     Class A ..............................           1,461,944   $   12,717,402
     Class B ..............................             512,719        4,469,956
     Class C ..............................              66,098          575,755
                                                    -----------   --------------
   Total Dividend Reinvestment ............           2,040,761   $   17,763,113
                                                    ===========   ==============
   Repurchases:
     Class A ..............................         (11,138,896)  $  (97,954,546)
     Class B ..............................          (6,521,827)     (57,161,016)
     Class C ..............................          (1,046,422)      (9,216,174)
                                                    -----------   --------------
   Total Repurchases ......................         (18,707,145)   $(164,331,736)
                                                    ===========   ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001

Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2001 and 2000, 1,593,306 and 783,210 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended March 31, 2001 and 2000, no Class C Shares converted to Class A Shares.

     Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                        CONTINGENT DEFERRED SALES
                                                          CHARGE AS A PERCENTAGE
                                                             OF DOLLAR AMOUNT
                                                             SUBJECT TO CHARGE
                                                        --------------------------
YEAR OF REDEMPTION                                         CLASS B     CLASS C
First .............................................         4.00%       1.00%
Second ............................................         3.75%       None
Third .............................................         3.50%       None
Fourth ............................................         2.50%       None
Fifth .............................................         1.50%       None
Sixth .............................................         1.00%       None
Seventh and Thereafter ............................         None        None

     For the year ended March 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $58,900, and CDSC on redeemed shares of approximately $324,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $265,610,335 and $278,065,675, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001

manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts, each with a par value of $100,000, for the year ended March 31, 2001, were as follows:

                                                                        CONTRACTS
Outstanding at March 31, 2000 ................................             -0-
Futures Opened ...............................................             60
Futures Closed ...............................................            (17)
                                                                        ------
Outstanding at March 31, 2001 ................................             43
                                                                        ======

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2001

     The futures contracts outstanding as of March 31, 2001 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                       UNREALIZED
                                                                      APPRECIATION/
                                                        CONTRACTS     (DEPRECIATION)
SHORT CONTRACTS
10-Year U.S. Treasury Note Future, June 2001--
  (Current Notional Value of $106,203 per contract) ..       43         $(13,438)
                                                        =========     ===========

B. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contracts is included as a component of realized gain/loss on forwards.

     At March 31,2001 the Fund had no forward currency contracts outstanding.

6. BANK LOAN PARTICIPATIONS

The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended March 31, 2001, are payments retained by Van Kampen of approximately $842,700.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of
Trustees of Van Kampen High Yield Fund

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen High Yield Fund (the "Fund"), as of March 31, 2001, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended March 31, 2000 and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on these statements.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2001, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
May 8, 2001

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income


CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
      Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-    visit our Web site at
     www.vankampen.com --
     to view a prospectus, select
     DOWNLOAD PROSPECTUS                  [ILLUSTRATION OF COMPUTER]

-    call us at (800) 341-2911
     weekdays from 7:00 a.m. to 7:00 p.m.
     central time. Telecommunications
     Device for the Deaf (TDD) users,
     call (800)421-2833.                  [ILLUSTRATION OF PHONE]

-    e-mail us by visiting
     www.vankampen.com and
     selecting CONTACT US                 [ILLUSTRATION OF ENVELOPES]


   * Closed to new investors
  ** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

Copyright-C-2001 Van Kampen Funds Inc. All rights reserved.

                                                              Presorted
                                                              Standard
                                                              U.S. Postage
                                                              PAID
                                                              VAN KAMPEN
                                                              INVESTMENTS

42, 342, 542
HYF ANR 5/01
2809 E01-AP-5/01
Van Kampen Funds Inc.
1 PARKVIEW PLAZA
P.O. BOX 5555
OAKBROOK TERRACE, ILLINOIS 60181-5555